EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Christopher  H.  Browne,   President  of  Tweedy,   Browne  Fund  Inc.  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 8, 2003                /s/ Christopher H. Browne
     ----------------------            ------------------------------------
                                       Christopher H. Browne, President
                                       (principal executive officer)


I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 8, 2003                /s/ Robert Q. Wyckoff
     ----------------------            ------------------------------------
                                       Robert Q. Wyckoff, Jr., Treasurer
                                       (principal financial officer)